OLD MUTUAL INSURANCE SERIES FUND

Supplement Dated June 25, 2008

to the Statement of Additional Information dated April 10, 2008, as Supplemented

This Supplement updates certain information contained in the currently effective Statement of Additional Information (“SAI”) for the series portfolios of Old Mutual Insurance Series Fund. You should retain your SAI and all current supplements for future reference. You may obtain an additional copy of the SAI, free of charge, by calling 888.772.2888 or via the Internet at oldmutualfunds.com.

The following replaces, in its entirety, the table entitled “Interested Trustee” under the heading “Trustees and Officers of the Trust” in the SAI:

INTERESTED TRUSTEE

Name and Age	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Old Mutual Fund Family Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas M. Turpin** (Age: 47)	Interested Trustee	Since 2007	Interim Chief Executive Officer, Combined Business (April 2008 - present), Chief Executive Officer, US Asset Management Business (June 17, 2008 – present), and Chief Operating Officer (2002 –June 16, 2008), Old Mutual US Holdings Inc.	41	Old Mutual Insurance Series Fund and Old Mutual Funds III.
*	Trustee of the Trust until his successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his earlier resignation or retirement.
**	Mr. Turpin is a Trustee who may be deemed to be an “interested person” of the Trust, as that term is defined in the 1940 Act, because he is an officer of an affiliate of Old Mutual Capital.

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Distributor: Old Mutual Investment Partners

R-08-300 06/2008